UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 25, 2007 (October 21, 2007)

Voyant International Corporation
(Exact name of registrant as specified in charter)

Nevada	33-26531-LA	88-0241079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Lytton Ave., 2nd Floor, Palo Alto, CA 94301
(Address of principal executive offices)

(800) 710-6637
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 4.01

Change in Registrant’s Certifying Accountant

(a)

Dismissal of Registrant’s Certifying Accountant

On October 23, 2007, Chang G. Park, CPA, Ph.D (“Park”) was dismissed as Voyant International Corporation’s principal accountant engaged to audit its financial statements.  Park was engaged as auditors to the Voyant International Corporation (the “Company”) for the years ended December 31, 2005 and December 31, 2006.

Park’s report on the Company’s financial statements for the past two years ended December 31, 2005 and December 31, 2006 did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Park’s reports for each of the years ended December 31, 2005 and December 31, 2006 were modified with respect to the uncertainty of the Company’s ability to continue as a going concern.

 Prior to their dismissal, there were no disagreements with Park on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Park would have caused them to make reference to this subject matter of the disagreements in connection with their report, nor were there any “reportable events” as such term is described in Item 304(a)(1)(iv) of Regulation S-B.

The Park’s dismissal was approved by the Company’s Board of Directors.

The Company provided Park with a copy of the disclosures made under this Item 4.01(a) on October 23, 2007 and requested Park to furnish the Company with a copy of a letter addressed to the SEC stating whether they agree with the statements made above by the Company regarding Park.  A copy of the letter by Park is attached as Exhibit 16.1 to this Form 8-K.

(b)

Appointment of Registrant’s New Certifying Accountant

On October 21, 2007, Kabani & Company, Inc. (“Kabani”), whose address is 6033 West Century Boulevard, Suite 810, Los Angeles, California 90045, was engaged to serve as the Company’s new principal accountant to audit the Company’s financial statements.

Prior to engaging Kabani, the Company had not consulted Kabani regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or a reportable event, nor did the Company consult with Kabani regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

The engagement of Kabani was approved by the Company’s Board of Directors.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit No.	Description
16.1	Letter from Chang G. Park, CPA, Ph.D dated October 23, 2007

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOYANT INTERNATIONAL CORPORATION

Dated: October 25, 2007	By:	/s/ Dana R. Waldman
Dana R. Waldman
Chief Executive Officer